ALLIANCE MORTGAGE SECURITIES INCOME FUND

SEMI-ANNUAL REPORT
JUNE 30, 1998

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

August 27, 1998

Dear Shareholder:

We are pleased to report to you on the performance, strategy, and outlook of the Alliance Mortgage Securities Income Fund for the six-month period ended June 30, 1998. The Fund is designed for investors who seek high current income, consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of mortgage-related securities including collateralized mortgage obligations (CMOs). The Fund may also hold asset-backed securities and U.S. Treasury securities.

FUND PERFORMANCE
The following table provides the investment results for the Alliance Mortgage Securities Income Fund for the six- and 12-month periods ended June 30, 1998. For comparison, we have included the total returns of the Lehman Brothers (LB) Mortgage-Backed Securities Index as well as the Lipper U.S. Mortgage Funds Average.

During the six-month period ended June 30, 1998, your Fund's Class A shares approximated the return of the Fund's benchmark, the LB Mortgage-Backed Securities Index and outperformed the Fund's peer group, as represented by the Lipper U.S. Mortgage Funds Average. The relative performance of your Fund was enhanced by its allocation to discount and current coupon mortgage-backed securities. However, the Fund's allocation to premium and adjustable-rate mortgages dampened performance.


INVESTMENT RESULTS*
Periods Ended June 30, 1998
                                               TOTAL RETURNS
                                            6 MONTHS  12 MONTHS
                                           ---------  ---------
ALLIANCE MORTGAGE SECURITIES INCOME FUND
    Class A                                   3.32%      8.17%
    Class B                                   2.94%      7.38%
    Class C                                   2.94%      7.38%

LEHMAN BROTHERS MORTGAGE-BACKED
  SECURITIES INDEX                            3.38%      8.93%

LIPPER U.S. MORTGAGE FUNDS AVERAGE            2.99%      8.23%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS COMPRISED OF ALL FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC), AND FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA). GRADUATED PAYMENT MORTGAGES
(GPMS) ARE INCLUDED, BUT GRADUATED EQUITY MORTGAGES (GEMS) ARE NOT. THE UNMANAGED LIPPER U.S. MORTGAGE FUNDS AVERAGE (LIPPER AVERAGE) IS BASED ON THE PERFORMANCE OF A UNIVERSE OF FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN MORTGAGES/SECURITIES ISSUED OR GUARANTEED AS TO PRINCIPAL AND INTEREST BY THE U.S. GOVERNMENT AND CERTAIN FEDERAL AGENCIES. FOR THE SIX AND 12-MONTH PERIODS ENDED JUNE 30, 1998, THE LIPPER AVERAGE CONSISTED OF 68 AND 63 FUNDS, RESPECTIVELY. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

   ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


ECONOMIC OVERVIEW
During the six-month period ended June 30, 1998, the U.S. economy continued its healthy expansion coupled with low inflation. Fueled by strong domestic demand, first quarter 1998 Gross Domestic Product (GDP), a standard measure of economic growth, expanded at an


1



                                       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

annualized rate of 5.5%. In the second quarter 1998, annualized GDP growth slowed to 1.6%, as strong domestic demand was offset by weakening industrial production caused by lower exports to Asia. The Consumer Price Index (CPI), a measure of inflation, recorded a 1.7% increase year-over-year for the period ended June 30, despite the tightest labor market in 28 years. With inflation benign and growth slowing, the Federal Reserve left interest rates unchanged.

MARKET OVERVIEW
Through the six-month period, the U.S. bond market continued to climb as investors, concerned about events in the emerging markets, sought the relative safety of U.S. Treasuries. The U.S. Treasury market posted solid returns with longer-term Treasuries outperforming shorter-term Treasuries. In May, renewed volatility in Asia, weakness in the Japanese yen and fiscal problems in Russia caused a rally in the Treasury market and pushed bond prices higher.

The mortgage sector performed well during the six-month period as interest rates remained in a trading range. However, the sector's performance deteriorated towards the end of the period as the decline in interest rates renewed prepayment fears. Particularly affected were adjustable-rate mortgages which experienced higher levels of prepayments as interest rates declined and the yield curve flattened.

INVESTMENT STRATEGY
During the six-month period ended June 30, 1998, we adjusted the portfolio in accordance with our changing expectations for prepayment rates versus the market consensus. In the first quarter 1998, we increased the allocation to mortgage-backed securities versus Treasury securities. We emphasized Government National Mortgage Association (GNMA) 30-year and Federal National Mortgage Association (FNMA)/Federal Home Loan Mortgage Corporation (FHLMC) 15-year mortgage-backed securities, based on our assessment that prepayments would be lower than expected. Specifically, GNMA borrowers are less prepayment sensitive than conventional borrowers because of additional expenses due when refinancing and, based on the flat yield curve, there is less incentive to refinance from a 15-year to a 30-year mortgage. In both cases, our sector allocation prepaid 35% to 40% slower than the stated comparisons. We also used asset-backed securities to enhance yield and returns when spreads widened and subsequently tightened. As the period continued, we executed several swaps between agencies and coupons to take advantage of differing prepayment expectations.

OUTLOOK
We anticipate slowing global growth and continued benign inflation as Asia exports cheaper goods to the world and imports less from abroad. With inflation subdued, we expect monetary policy in the U.S. to remain substantially unchanged for most of 1998. The current slowing of growth in the U.S. is expected to continue with 1998 GDP estimated around 3.0%. Strong domestic demand will continue to be offset by weakening industrial production. We anticipate that U.S. interest rates will remain low as the U.S. fixed income markets continue to provide a safe haven for investors during periods of volatility overseas. We continue to view mortgages favorably as their returns remain attractive relative to prepayment expectations.


2



ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

Thank you for your continued interest and investment in the Alliance Mortgage Securities Income Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman


Patricia J. Young
Senior Vice President


Jeffrey S. Phlegar
Vice President



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



INVESTMENT OBJECTIVE AND POLICIES
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

Alliance Mortgage Securities Income Fund is a diversified investment company that seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests primarily in mortgage-related securities, including collateralized mortgage obligations, and, as a matter of fundamental policy, maintains at least 65% of its total assets in mortgage-related securities.


INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       8.17%          3.56%
Five Years                     5.31%          4.39%
10 Years                       8.03%          7.56%
SEC Yield**                    6.05%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       7.38%          4.38%
Five Years                     4.53%          4.53%
Since Inception*               5.91%          5.91%
SEC Yield** (a)                5.59%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       7.38%          6.38%
Five Years                     4.53%          4.53%
Since Inception*               4.81%          4.81%
SEC Yield**                    5.60%


The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 1/30/92 Class B; 5/3/93 Class C.

**   SECYields are based on SEC guidelines and are calculated on 30 days ended
6/30/98.

(a)  Assumes conversion of Class B shares into Class A shares after six years.


4



PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES-113.4%
FEDERAL NATIONAL MORTGAGE ASSOCIATION-54.4%
  6.50%, 4/01/28-6/01/28 (a)                   $ 94,525     $ 94,140,290
  7.00%, 8/01/25-6/01/28                        114,877      116,492,043
  7.00%, 1/01/99 (b)                             25,000       25,453,000
  7.50%, 2/01/17-1/01/24                         28,439       29,225,757
  7.50%, 10/01/06-11/01/12 (a)(b)                32,761       33,662,192
  8.00%, 6/01/26-1/01/28                         48,954       50,667,413
  11.00%, 7/01/16                                 4,292        4,825,521
  11.50%, 9/01/20 (c)                             2,718        3,095,833
  12.00%, 7/01/00 (b)                                 7            8,015
Total Federal National Mortgage Association
  (cost $355,001,890)                                        357,570,064

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-37.6%
  7.00%, 1/15/23-1/15/25                         84,836       86,320,653
  7.50%, 2/15/23-2/15/28                        154,079      158,363,965
  9.00%, 12/15/19                                     4            3,881
  10.00%, 6/01/15-6/15/20                           780          858,092
  11.50%, 3/15/10-11/15/15                          523          594,169
  12.00%, 2/15/14                                   234          270,600
  12.50%, 3/15/11-5/15/15                           162          189,062
  13.00%, 11/15/99 (b)                               13           14,809
  15.00%, 2/15/12                                     1              551
Total Government National Mortgage Association
  (cost $243,329,633)                                        246,615,782

FEDERAL HOME LOAN MORTGAGE CORP.-8.9%
  7.00%, 9/01/11-8/01/12 (b)                      6,255        6,372,636
  7.50%, 11/01/07-1/01/13 (a)(b)                    856          880,812
  7.50%, 3/01/22-11/01/23 (GOLD)                 17,254       17,714,905
  11.50%, 10/01/10-6/01/20                        2,488        2,832,788
  12.00%, 10/01/09-7/01/20 (a)                   21,350       24,302,886
  12.25%, 8/01/13-7/01/14                           513          592,880
  12.50%, 6/01/19-6/15/19 (a)                     3,055        3,585,352
  12.75%, 6/01/12-2/01/14                           139          163,343
  13.00%, 5/01/14-12/15/18                        1,219        1,446,865
  13.50%, 1/01/12-10/01/16                          376          452,807
  14.75%, 3/01/10                                    51           61,780
Total Federal Home Loan Mortgage Corp.
  (cost $57,703,380)                                          58,407,054

COMMERCIAL MORTGAGE BACKED SECURITY-4.3%
Credit Suisse First Boston Mortgage
  Series 1997-S Cl.A
  6.653%, 8/20/36 (d)
  (cost $28,132,285)                             28,132       28,150,008

COLLATERALIZED MORTGAGE OBLIGATIONS-4.1%
Citicorp Mortgage Securities, Inc.
  Series 1987-3 Cl.A1
  9.00%, 5/01/17                                 10,918       11,320,597
Countrywide Funding Corp.
  Series 1995-2 Cl.A5
  8.50%, 6/25/25                                     60           60,733
MLCC Mortgage Investors, Inc.
  Series 1995-B Cl.B
  6.94%, 11/15/20 (c)                             5,000        4,500,000
  Series 1996-B Cl.B
  6.94%, 7/15/21 (c)                             10,955        9,900,916
RBMG Funding Co.
  Series1997-1 Cl.A1
  5.90%, 6/25/27 (c)(d)                             155          154,362
Residential Accredit Loans, Inc.
  Series 1997-QS8 Cl.A1
  7.00%, 8/25/27                                  1,161        1,159,330


5



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
  (cost $26,968,404)                                        $ 27,095,938

STRIPPED MORTGAGE BACKED SECURITIES-4.1%
Bear Stearns
  1997 Cl. 2-X I/O
  12.35%, 8/25/36 (d) (e)                      $104,954        6,875,563
Morgan Stanley Capital I
  Series 1996-WF1 Cl.X I/O
  8.44%, 11/15/28 (d)(e)                        101,970        6,723,918
Mortgage Capital Funding, Inc.
  Series 1996-MC2 Cl.X I/O
  8.50%, 12/21/26 (e)                           133,395       13,298,166
Total Stripped Mortgage Backed Securities
  (cost $27,390,798)                                          26,897,647
Total Mortgage-Related Securities
  (cost $738,526,390)                                        744,736,493

U.S. GOVERNMENT OBLIGATION-4.8%
U. S. Treasury Note
  5.50%, 3/31/00 (a)
  (cost $31,683,540)                             31,700       31,690,173

ASSET BACKED SECURITY-0.0%
Aircraft Lease Portfolio Securitization
  Series 1996-1 Cl.BX
  6.43%, 6/15/06 (c)
  (cost $61,736)                                     62           62,294

REPURCHASE AGREEMENT-0.1%
Prudential Securities
  5.95%, dated 6/30/98, due
  07/01/98, collateralized by
  $700,000 FNMA 6.50%, 6/01/28, $700,000
  (cost $700,000)                                   700          700,000

TOTAL INVESTMENTS-118.3%
  (cost $770,971,666)                                        777,188,960
Other assets less liabilities-(18.3%)                       (120,131,661)

NET ASSETS-100%                                             $657,057,299


(a) Securities, or a portion thereof, loaned at June 30, 1998, with an aggregate market value of $147,508,499 and cash collateral received from the counterparty of Prudential Securities in the amount of $149,803,625.

(b)  15 year mortgage.

(c)  Adjustable rate mortgages; stated interest in effect at June 30, 1998.

(d) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, these securities amounted to $41,903,851 or 6.38% of net assets.

(e) Interest rate represents yield to maturity and principal amount represents amortized cost.

     Glossary of Terms:
     FNMA - Federal National Mortgage Association
     I/O  - Interest Only

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $770,971,666)        $ 777,188,960
  Receivable for investment securities sold                         50,986,831
  Interest receivable                                                7,249,926
  Receivable for capital stock sold                                    317,623
  Prepaid expenses                                                      25,789
  Total assets                                                     835,769,129

LIABILITIES
  Due to custodian                                                      59,600
  Deposit for securities loaned                                    149,853,289
  Payable for investment securities purchased                       25,600,174
  Dividends payable                                                  1,141,032
  Advisory fee payable                                                 883,858
  Payable for capital stock redeemed                                   774,959
  Distribution fee payable                                              76,872
  Accrued expenses and other liabilities                               322,046
  Total liabilities                                                178,711,830

NET ASSETS                                                       $ 657,057,299

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     761,662
  Additional paid-in capital                                       845,516,737
  Distributions in excess of net investment income                  (2,725,852)
  Accumulated net realized loss on investment transactions        (192,712,542)
  Net unrealized appreciation of investments                         6,217,294
                                                                 $ 657,057,299

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($367,230,319/
    42,573,151 shares of capital stock issued and outstanding)           $8.63
  Sales charge--4.25% of public offering price                             .38
  Maximum offering price                                                 $9.01

  CLASS B SHARES
  Net asset value and offering price per share ($263,782,678/
    30,574,473 shares of capital stock issued and outstanding)           $8.63

  CLASS C SHARES
  Net asset value and offering price per share ($26,044,302/
    3,018,578 shares of capital stock issued and outstanding)            $8.63


See notes to financial statements.


7



STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $27,612,705

EXPENSES
  Advisory fee                                        $1,805,474
  Distribution fee - Class A                             544,102
  Distribution fee - Class B                           1,478,074
  Distribution fee - Class C                             131,856
  Transfer agency                                        584,992
  Custodian                                              133,923
  Administrative                                          74,844
  Printing                                                64,746
  Audit and legal                                         46,979
  Registration                                            27,786
  Taxes                                                   13,736
  Directors' fees                                         11,854
  Miscellaneous                                           10,373
  Total expenses before interest                       4,928,739
  Interest expense                                     2,685,871
  Total expenses                                                     7,614,610
  Net investment income                                             19,998,095

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                       2,979,129
  Net realized gain on futures transactions                            489,526
  Net change in unrealized appreciation of
    investments and futures transactions                            (1,868,824)
  Net gain on investments                                            1,599,831

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $21,597,926


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

                                                SIX MONTHS ENDED
                                                   JUNE 30,1998    YEAR ENDED
                                                    (UNAUDITED)   DEC. 31,1997
                                                  -------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $ 19,998,095   $  47,791,209
  Net realized gain on investment and futures
    transactions                                     3,468,655       6,410,634
  Net change in unrealized appreciation of
    investments and futures transactions            (1,868,824)      6,200,348
  Net increase in net assets from operations        21,597,926      60,402,191

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                        (11,976,420)    (24,227,746)
    Class B                                         (8,644,908)    (21,830,955)
    Class C                                           (772,040)     (1,732,508)
  Distributions in excess of net investment income
    Class A                                                 -0-     (1,518,165)
    Class B                                                 -0-     (1,367,976)
    Class C                                                 -0-       (108,563)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                     (67,415,940)   (210,798,327)
  Total decrease                                   (67,211,382)   (201,182,049)

NET ASSETS
  Beginning of year                                724,268,681     925,450,730
  End of period                                   $657,057,299   $ 724,268,681


See notes to financial statements.


9


STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received                               $  25,968,211
  Interest paid                                      (2,685,871)
  Operating expenses paid                            (5,041,243)
  Net increase in cash from operating activities                  $ 18,241,097

INVESTING ACTIVITIES:
  Proceeds from disposition of long-term
    portfolio investments                           772,422,211
  Purchase of long-term portfolio investments      (848,276,523)
  Purchase of short-term portfolio
    investments, net                                   (119,000)
  Gain on closed futures contracts                      489,526
  Net decrease in cash from investing activities                   (75,483,786)

FINANCING ACTIVITIES*:
  Decrease in securities lending                    143,889,762
  Redemptions of capital stock, net                 (76,805,625)
  Cash dividends paid                                (9,901,436)
  Net increase in cash from financing activities                    57,182,701
  Net decrease in cash                                                 (59,988)
  Cash at beginning of year                                                388
  Due to custodian at end of period                               $    (59,600)


RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH
FROM OPERATING ACTIVITIES:
  Net increase in net assets from operations                      $ 21,597,926

ADJUSTMENTS:
  Increase in interest receivable                   $(1,552,318)
  Net realized gain on investment transactions       (3,468,655)
  Net change in unrealized appreciation               1,868,824
  Accretion of bond discount                            (92,177)
  Decrease in accrued expenses                         (112,503)
                                                                    (3,356,829)
Net increase in cash from operating activities                    $ 18,241,097


* Non-cash financing activities not included herein consist of reinvestment of dividends.

     See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Mortgage Securities Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund amortizes premium and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .1375 of 1% (approximately .55 of 1% on an annual basis) of the first $500 million of the Fund's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter. The Adviser has agreed to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) in any year exceed 1% of its average daily net assets for such year. No such reimbursement was required for the six months ended June 30, 1998.

Pursuant to the advisory agreement, the Fund paid $74,844 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended June 30, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $409,225 for the six months ended June 30, 1998.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received $33,477 and $2,389 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended June 30, 1998.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,654,241 and $3,037,099 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $24,753,594 and $130,397,865, respectively, for the six months ended June 30, 1998. There were purchases of $808,123,280 and sales of $568,626,927 of U.S. government and government agency obligations for the six months ended June 30, 1998.

At June 30, 1998 the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $7,608,798 and gross unrealized depreciation of investments was $1,391,504 resulting in net unrealized appreciation of $6,217,294.

For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 1997 of $196,181,197, of which $193,003,251 expires in the year 2002 and $3,177,946 expires in the year 2004.

FINANCIAL FUTURES CONTRACTS
The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.


12



ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At June 30, 1998, the Fund had no outstanding futures contracts.

NOTE E: CAPITAL STOCK
There are 1,800,000,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares.

Each class consists of 600,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998   DECEMBER 31,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                    -------------  ------------  --------------  --------------
CLASS A
Shares sold              912,517     1,417,930    $  7,862,478   $  12,116,917
Shares issued in
  reinvestment of
  dividends and
  distributions          775,597     1,547,957       6,699,959      13,216,360
Shares converted
  from Class B         4,690,425     2,567,092      40,520,733      21,940,632
Shares redeemed       (6,991,737)  (10,860,453)    (60,374,034)    (92,588,666)
Net decrease            (613,198)   (5,327,474)   $ (5,290,864)  $ (45,314,757)

CLASS B
Shares sold              441,004       675,057    $  3,810,300   $   5,759,766
Shares issued in
  reinvestment of
  dividends and
  distributions          515,662     1,345,087       4,455,234      11,481,237
Shares converted
  to Class A          (4,690,425)   (2,567,092)    (40,520,733)    (21,940,632)
Shares redeemed       (3,244,615)  (17,950,900)    (28,040,487)   (152,926,277)
Net decrease          (6,978,374)  (18,497,848)   $(60,295,686)  $(157,625,906)

CLASS C
Shares sold              256,481       308,895    $  2,214,800   $   2,638,792
Shares issued in
  reinvestment of
  dividends and
  distributions           60,917       154,123         526,286       1,316,078
Shares redeemed         (528,639)   (1,385,598)     (4,570,476)    (11,812,534)
Net decrease            (211,241)     (922,580)   $ (1,829,390)  $  (7,857,664)


13



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

NOTE F: SECURITY LENDING
The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

For the six months ended June 30, 1998, the maximum amount of security lending agreements outstanding was $212,060,750, the average amount outstanding was approximately $110,268,000 and the daily weighted average interest was 5.63%.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount or income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. The rebate rate is the spread between the interest rate received and interest rate paid in the repurchase agreement market by the securities borrower.

As of June 30, 1998, the Fund had entered into the following security lending agreement:

      AMOUNT         COUNTERPARTY        INTEREST RATE     MATURITY
  ------------   ---------------------   -------------   ------------
  $117,747,000   Prudential Securities        6.20%      July 1, 1998
    32,056,625   Prudential Securities        5.50       July 2, 1998


14



FINANCIAL HIGHLIGHTS
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CLASS A
                                            -----------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED                            YEAR ENDED DECEMBER 31,
                                             JUNE 30, 1998   ------------------------------------------------------------------
                                              (UNAUDITED)         1997          1996          1995         1994          1993
                                            ---------------  ------------  ------------  ------------  ------------  ----------
Net asset value, beginning of year             $8.63            $8.51         $8.75         $8.13         $9.29         $9.08

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .26(a)           .54(a)        .54(a)        .57(a)        .57           .67
Net realized and unrealized gain (loss)
  on investment and futures transactions         .02              .15          (.19)          .64         (1.13)          .23
Net increase (decrease) in net asset
  value from operations                          .28              .69           .35          1.21          (.56)          .90

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.28)            (.54)         (.51)         (.57)         (.58)         (.67)
Distributions in excess of net
  investment income                               -0-            (.03)           -0-           -0-           -0-         (.02)
Tax return of capital                             -0-              -0-         (.08)         (.02)         (.02)           -0-
Total dividends and distributions               (.28)            (.57)         (.59)         (.59)         (.60)         (.69)
Net asset value, end of period                 $8.63            $8.63         $8.51         $8.75         $8.13         $9.29

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.32%            8.40%         4.23%        15.34%        (6.14)%       10.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $367,230         $372,494      $412,899      $502,390      $553,889      $848,069
Ratio of expenses to average net assets         1.90%(c)         1.41%         1.68%         1.66%         1.29%         1.00%
Ratio of expenses to average net assets
  excluding interest expense                    1.11%(c)(d)      1.07%(d)      1.03%(d)      1.03%(d)       .97%(d)      1.00%
Ratio of net investment income to
  average net assets                            6.18%(c)         6.30%         6.38%         6.77%         6.77%         7.20%
Portfolio turnover rate                           86%             184%          208%          285%          438%          622%


See footnotes page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CLASS B
                                            -------------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED                            YEAR ENDED DECEMBER 31,
                                             JUNE 30, 1998   --------------------------------------------------------------------
                                              (UNAUDITED)         1997          1996          1995         1994          1993
                                            ---------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of year             $8.63            $8.51         $8.75         $8.13         $9.29           $9.08

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .23(a)           .48(a)        .48(a)        .51(a)        .51             .61
Net realized and unrealized gain (loss)
  on investment and futures transactions         .02              .15          (.19)          .64         (1.14)            .22
Net increase (decrease) in net asset
  value from operations                          .25              .63           .29          1.15          (.63)            .83

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.25)            (.48)         (.46)         (.51)         (.51)           (.60)
Distributions in excess of net
  investment income                               -0-            (.03)           -0-           -0-           -0-           (.02)
Tax return of capital                             -0-              -0-         (.07)         (.02)         (.02)             -0-
Total dividends and distributions               (.25)            (.51)         (.53)         (.53)         (.53)           (.62)
Net asset value, end of period                 $8.63            $8.63         $8.51         $8.75         $8.13           $9.29

TOTAL RETURN
Total investment return based on net
  asset value (b)                               2.94%            7.60%         3.46%        14.48%        (6.84)%          9.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $263,783         $323,916      $477,196      $737,593      $921,418      $1,454,303
Ratio of expenses to average net assets         2.59%(c)         2.14%         2.37%         2.37%         2.00%           1.70%
Ratio of expenses to average net assets
  excluding interest expense                    1.82%(c)(d)      1.78%(d)      1.74%(d)      1.74%(d)      1.68%(d)        1.70%
Ratio of net investment income to
  average net assets                            5.45%(c)         5.60%         5.66%         6.06%         6.05%           6.47%
Portfolio turnover rate                           86%             184%          208%          285%          438%            622%


See footnotes page 17.


16



ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS C
                                            ---------------------------------------------------------------------------------
                                              SIX MONTHS                                                        MAY 3,1993(E)
                                                 ENDED                     YEAR ENDED DECEMBER 31,                   TO
                                             JUNE 30, 1998   --------------------------------------------------  DECEMBER 31,
                                              (UNAUDITED)        1997        1996         1995         1994         1993
                                            ---------------  -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period           $8.63           $8.51        $8.75        $8.13        $9.29        $9.30

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .23(a)          .48(a)       .48(a)       .51(a)       .51          .40
Net realized and unrealized gain (loss)
  on investment and futures transactions         .02             .15         (.19)         .64        (1.14)          -0-
Net increase (decrease) in net asset
  value from operations                          .25             .63          .29         1.15         (.63)         .40

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.25)           (.48)        (.46)        (.51)        (.51)        (.40)
Distributions in excess of net
  investment income                               -0-           (.03)          -0-          -0-          -0-        (.01)
Tax return of capital                             -0-             -0-        (.07)        (.02)        (.02)          -0-
Total dividends and distributions               (.25)           (.51)        (.53)        (.53)        (.53)        (.41)
Net asset value, end of period                 $8.63           $8.63        $8.51        $8.75        $8.13        $9.29

TOTAL RETURN
Total investment return based on net
  asset value (b)                               2.94%           7.60%        3.46%       14.46%       (6.84)%       4.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $26,044         $27,859      $35,355      $45,558      $58,338      $91,724
Ratio of expenses to average net assets         2.59%(c)        2.12%        2.38%        2.35%        1.97%        1.67%(c)
Ratio of expenses to average net assets
excluding interest expense                      1.80%(c)(d)     1.77%(d)     1.73%(d)     1.73%(d)     1.69%(d)     1.67%(c)
Ratio of net investment income to
  average net assets                            5.47%(c)        5.61%        5.67%        6.07%        6.06%        5.92%(c)
Portfolio turnover rate                           86%            184%         208%         285%         438%         622%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Net of interest expense of .79%, .34%, .65%, .63% and .32%, respectively, on securities lending transactions (see Note F).

(e)  Commencement of distribution.


17



ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN H. CORBET, SENIOR VICE PRESIDENT
PATRICIA J. YOUNG, SENIOR VICE PRESIDENT
JEFFREY S. PHLEGAR, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


18



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


19



ALLIANCE MORTGAGE SECURITIES INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

MORSR